Subsequent Events	12 Months Ended
Jun. 30, 2021
Events after reporting period [Abstract]
Subsequent Events	Subsequent Events
Subsequent to June 30, 2021, the Company assigned the Aurora Vie property lease to a third party as part of its business transformation plan.

Subsequent to June 30, 2021, the Company entered into a participation agreement with a registered Segregated Account for the purposes of holding and supporting the Company’s insurance risk transfer strategies and has insured up to US$25.0 million for risks to date.

As part of the May 13, 2021 planned cost efficiencies announcement, on September 21, 2021, the Company announced the closure of its Polaris manufacturing facility and the consolidation of its R&D facilities. Medical distribution previously at Polaris will be transferred to Aurora Sky, while manufacturing will be transferred to Aurora River. During the year ended June 30, 2021, the Company recognized an impairment loss on the Polaris facility (Note 11(a)).